Exhibit 99.1

Treating Addiction Investor Presentation - September 2018 William Stilley, CEO

2 This presentation includes statements that are, or may be deemed, ‘‘forward - looking statements.’’ In some cases, these forward - l ooking statements can be identified by the use of forward - looking terminology, including the terms “believes,” “might,” estimates,” “ap proximately,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “seeks,” “may,” “should,” “could,” “would,” “will”, “future,” “lik ely ,” “goal,” “continue,” “appears,” “suggests,” “ongoing,” or, in each case, their negative or other variations thereon or comparable terminology, alt hou gh not all forward - looking statements contain these words. Forward looking statements appear in a number of places throughout this presenta tion and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, amon g o ther things, our ongoing and planned discovery and development of drugs targeting alcohol addiction, the strength and breadth of our intellect ual property, our ongoing and planned clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulat ory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particul arl y in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects , g rowth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected fin anc ing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the fut ure or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward - look ing statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ mat erially from the forward - looking statements contained in this presentation. In addition, even if our results of operations, financial condition a nd liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentatio n, they may not be predictive of results or developments in future periods. Any forward - looking statements that we make in this presentation spe ak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after th e date of this presentation, except as required by law. You should read carefully our “Cautionary Note Regarding Forward - Looking Statements” and the factors described in the “Risk Fact ors” sections of our Quarterly Report on Form 10 - Q for the quarter ended June 30, 2018 that has been filed with the Securities and Ex change Commission (the “SEC”) to better understand the risks and uncertainties inherent in our business. Forward Looking Statements

3 Investment Opportunity – Treating Addiction AD04 for Alcohol Use Disorder (“AUD”) Late stage compound for alcohol use disorder with large potential and niche infrastructure requirement. ▪ AUD is a potentially multi - billion dollar market with limited competition & unmet need (accounts for ~5.9% of deaths worldwide and ~5.1% of disease worldwide) ▪ The Lancet reports that alcohol is the number one cause of death globally among both men and women ages 15 to 49 years. ▪ Differentiated product – reduces heavy drinking; does not require abstinence; limited side effects; companion genetic bio - marker (~33% of patients) ▪ Reduced regulatory risk & rapid path to approval; already approved molecule ▪ Ready to enter Phase 3; successful Phase 2b trial (283 patients) ▪ Reformulated drug with low cost manufacturing ▪ Focused commercialization strategy ▪ Adial targets specialist market ▪ Partner U.S. primary care opportunity & European commercial effort ▪ Strong IP; licensed patent protection through 2032, plus potential extensions

AUD is a Major Public Health Problem in the U.S.

Adial™ PHARMACEUTICALS

In the United States alone, approximately 35 million people are estimated to suffer from AUD, resulting in significant health, social and financial costs


35
MILLION
PEOPLE HAVE AUD

Failure to help people with AUD is a major health, social and financial problem:

- Leading cause of death ages 15-49
- 31% of driving fatalities due to alcohol use
- Contributes to over 200 different diseases
- More than 10% of children live with a person with an alcohol problem
- Costs U.S. economy approximately $250 billion annually
- Growing problem, 50% increase in prevalence from 2002 to 2013

Despite these enormous costs, less than 5% AUD cases are diagnosed by a health care practitioner.

Sources: *The Lancet* Sep. 2018; 35 million based upon the 2012 data provided in Grant, et. al., *JAMA Psychiatry*, *Epidemiology of DSM-5* AUD, 2015;72(8):757-766 adjusted to reflect a compound annual growth rate of 1.13%, which is the growth rate reported by U.S. Census Bureau for the general adult population from 2012-2017. NIAAA Alcohol Facts & Statistics. https://www.cdc.gov/features/costsofdrinking/index.html accessed Sep. 10. 2017. *NIH study finds alcohol use disorder on the increase*, June 3, 2015.

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5 Significant Segment of Market Not Being Addressed U.S. Market The vast majority of patients that have AUD remain undiagnosed and untreated, creating a large market opportunity for a product that can address patient needs Patients With AUD 35 Million ~2.7M ~1.3M Patients seen by a health care practitioner for AUD Patients seeking treatment for AUD Patients with AUD (AD04 Target Market) Sources: Prevalence of AUD over 12 - monhts as reported by Grant, et. al., JAMA Psychiatry , Epidemiology of DSM - 5 AUD, 2015;72(8):757 - 766. Due to limitations of existing therapies, over 95% of people with AUD do not receive medical treatment.

6 Excessive Alcohol Consumption is a Major Public Health Problem in Europe In Europe, approximately 55 million have AUD. High level of prevalence and consequences: ▪ Has 14.7% of the world’s population yet accounts for 25% of world alcohol consumption . ▪ Eastern Europe has a high rate of AUD with an estimated 31% of adult male Russians suffer from AUD. ▪ 30% of Russian deaths are alcohol related. Sources: WHO Global status report on alcohol and health 2014. AUD also represents an unmet medical need in Europe.

7 Current Market Solutions are Failing Major characteristics of current therapeutic approaches are significant barriers to patient adoption Sources: JAMA Psychiatry, Epidemiology of DSM - 5 AUD, 2015. Dodes , et. al., The Sober Truth: Debunking the Bad Science Behind 12 - Step Programs and the Rehab Industry , 2014 Current treatments are extreme and fail to meet the needs of patients. ▪ Abstinence is often the only goal, and current therapies require abstinence prior to initiating therapy » Causes a mismatch between problem and solution » Abstinence requires dramatic changes and often serious work and social consequences ▪ Significant side effects of current therapies » Mental : Nausea, dizziness, psychiatric disorders and depressive symptoms » Physical : Vomiting, abdominal pain, arthritis and joint fitness Abstinence Barrier Side Effect Barrier ▪ Data show that current therapeutic solutions are ineffective » 90% of patients do not achieve long - term abstinence » AUD largely goes untreated…fears of stigmatization and beliefs that treatment is ineffective may explain the lack of AUD treatment in the U.S. Efficacy Barrier ▪ Patients face extreme solutions: » Require significant lifestyle changes - e.g., Abstinence - e.g., Vivitrol is injectable by physician » Need to avoid friends, family and social events » Social & professional damage for admitting problem Ease of Use & Stigmatization Barriers

8 What Patients Want, And Do Not Want Adial’s market research indicates that patients are not satisfied with current options. Patients want to live their current life but with control and dignity; they do not want a life make - over. ▪ Stick to their drinking plan ▪ Not fight with friends and family ▪ Not embarrass themselves ▪ Not feel bad the next day ▪ Not miss work and other events in their life ▪ Avoid other negative consequences (e.g., auto accidents, etc.) ▪ Reduce the monetary costs ▪ Attend events where there is alcohol ▪ Side effects ▪ Painful injections ▪ To expose themselves to public humiliation by admission of problem ▪ To expend the time needed for numerous visits to a doctor or other therapies ▪ To attend self help group sessions They want their life improved They do not want

9 AD04 Is Designed to Meet the Market Need and Allow Management of Heavy Drinking » New Method of Action (MOA) for treating AUD ▪ Designed to reduce craving in order to effectively curb alcohol intake » Good safety profile, high tolerability ▪ Brings 20+ year track record of clinical use with excellent safety and tolerability profile » Oral daily dosing (twice - a - day now, once - a - day possible) ▪ Maximal patient compliance, physician preference & increased effect » Reduction of heavy drinking target indication ▪ Ends need for abstinence, a major hurdle in starting & continuing pharmacologic therapy » Lowers the stigma of AUD and empowers the patient ▪ Takes treatment from detox clinics & group therapy and realizes patients’ desire of reduced drinking » Genetic test targets the patients & expected to drive market uptake ▪ Identifies the 33% of patients most likely to benefit from therapy with AD04 ▪ Enables: (1) physician conversation with patient, (2) patient first step of a test vs. a drug, (3) patient buy - in to treatment after positive test, and (4) increased compliance resulting in maximal effect Designed to address needs of patients who desire to control their drinking but cannot/will not undertake abstinence or significant side effects; genetic test enables treatment. Key AD04 Attributes

10 Novel Mechanism of Action for Treating AUD AD04 believed to interfere with the dopamine reward system and lead to reduced alcohol intake. Studies suggest that blockade of serotonin - 3 receptors will influence the dopamine reward system activated by alcohol, decreasing dopamine release and attenuating craving for alcohol. Sources: Barnes, NM and Sharp, T, 1999; Dawes, MA et al., 2005b; Johnson, BA et al., 1993; Johnson, BA and Cowen, PJ, 1993; Lovinger , DM, 1991, 1999a; Swift, RM et al., 1996; Tomkins, DM et al., 1995 Reduced Release Reduced Serotonin - 3 Receptor Signaling Dopamine

11 AD04 for Alcohol Use Disorder (AUD) Expected reduced risk and time to market , low risk of off - label use of Zofran. ▪ Ondansetron is well - characterized and has been on the market since 1991 with an good safety profile at high doses given acutely (from 4 mg oral to 16 mg i.v.) ▪ Patient stratification using a panel of 4 genotypes identifies the 33% of high responders and conveys IP protection (see next slide) ▪ Limited threat of off - label use of Zofran for AUD ▪ Lack of Efficacy – Efficacy not seen at Zofran doses in clinical testing ▪ Safety Concerns – Warning for cardiovascular side effects at higher doses ▪ Zofran dose’s safety is acceptable for acute/nausea and vomiting use but not for chronic/AUD use ▪ AD04 is <1/12 th the lowest Zofran dose – not practical to cut the tablet into 12 pieces ▪ AD04 has completed a 283 - patient randomized double - blind Phase 2b trial » Limited side effects observed in Phase 2 » FDA has stated no additional non - clinical studies needed; and no cardiac QT interval prolongation study required prior to commencing chronic dosing » Approved to proceed in clinical trials with chronic administration Ultra - low dose (0.33 mg/tab.) formulation of ondansetron, which is widely used for nausea and vomiting at much higher doses (brand name: Zofran)

12 Intellectual Property – Protection through at least 2032 Patents should prohibit competitor from bringing ondansetron to market for AUD at any dose and also at the AD04 dose. ▪ Multiple licensed patents to protect AD04 » 3 patent families under prosecution » Licensed patents issued in >40 countries, including U.S., Europe & Eurasia » Includes obesity, drug addiction, smoking, anxiety and related disorders ▪ While ondansetron’s chemical composition is currently off - patent, Adial has an IP strategy surrounding the following: » Use of ultra - low dose ondansetron (0.33 mg/tab.) pursuant to AD04’s proposed label » Use of ondansetron to treat any of the four genotypes in the panel » Potential competitors should be unable to modify the genetic panel without expensive and long clinical trials Marketing ondansetron under the AD04 label should violate the patents & there should be no other label for marketing the AD04 dose – Competitors Prohibited Multiple layers of IP protection should prohibit generic competition while Adial’s patents are in force.

13 0 10 20 30 40 50 60 70 AD04* Placebo AD04 Placebo Percentage of days abstinent Percentage of Days Abstinent p = 0.021 p = 0.035 p = 0.806 Target Genotypes Other Genotypes Primary endpoint of severity of drinking measured in drinks per drinking day, and secondary endpoint of frequency of drinking measured in percentage of days abstinence were successfully achieved. AD04 demonstrated a reduced frequency & quantity of drinking in targeted genotypes. AD04 Phase 2b Results Primary & Secondary Endpoints Achieved 0 2 4 6 8 AD04* Placebo AD04* Placebo Drinks/drinking day Drinks Per Drinking Day p < 0.0001 p = 0.004 p = 0.345 Target Genotypes Other Genotypes *Baseline = 9.5 drinks/drinking day *Baseline = 17%

14 AD04 Phase 2b Results – Clinically Meaningful Endpoint Approval expected to be based on a Heavy Drinking Days (HDD)* end point. Trial not powered for the percentage of HDD; still achieved significance. AD04 significantly reduced heavy drinking in patients with the targeted genotypes. * Heavy drinking days are days in which a male subject drinks 5 or more drinks or a female subject drinks 4 or more drinks. Baseline = 70%. 0 10 20 30 40 50 AD04 Placebo AD04 Placebo Percent heavy drinking days p = 0.038 p = 0.045 p = 0.463 Target Genotypes Other Genotypes Percentage of Heavy Drinking Days -60 -50 -40 -30 -20 -10 0 Baseline Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 Change from Baseline in percentage heavy drinking days Ondansetron Placebo Reduction in Percentage of Heavy Drinking Days In Target Genotype Patients

15 AD04 Phase 3 Trial Design Two 24 - week trials projected at 294 patients each are expected to be required for approval in Europe. To achieve significance against the U.S. endpoint, 580 patients are expected to be required. U.S. FDA indicated Adial may proceed with this trial design. AD04 Placebo Genetic Screening Responder Genotypes Randomized Primary Endpoints (vs. placebo) EU: Reduction from baseline: heavy drinking days & average alcohol consumed/day US: % subjects w/no heavy drinking days during the efficacy observation period Incoming Patients Non - responder Genotypes Excluded

16 AD04 – Clinical Development Strategy Run the Phase 3 clinical trials in series, continuing with success AD04 Clinical Development Plan provides for staged investments to optimally reduce risk while progressing toward approval. *Additional funding will be required to achieve data readout. **If 1 st trial is not accepted by the US FDA, then only the 2 nd Phase 3 trial would be needed for the EMA, but a 3rd trial may be required by the US FDA. Clinical Development Plan 1st Phase 3 Trial in Scandinavia & Eastern Europe • Trial targeting EMA endpoint of reduction of heavy drinking (294 patients) 2nd Phase 3 Trial • Expand trial size (580 patients); powers the study for the US required endpoint** Stage 1 Stage 2 Filing & Approval – US & EU Est. Completion Market launch in 2023 Data in 2020* Data in 2022*

17 AD04 – Commercialization Strategy Launch commercially with niche sales forces, expanding with success If regulatory approval is obtained, staged investment into commercialization infrastructure allows for optimal commercial risk reduction without limiting upside potential. Commercialization Plan Launch Targeting Psychiatrists & High Prescribers • Specialty sales sales force • Core markets and countries • Focusing on the top 10k targets in the US • Focusing on the top 3K targets in the EU5 • Modest sales goals Expand into the Broader Market • General practitioner sales force to saturate market • Direct to consumer marketing in US • Expansion beyond core countries • Blockbuster potential Stage 1 Stage 2

18 Target Market – Total Potential Annual Revenue U.S. Market Assuming only 33% of patients are treatable with AD04 based on the genetic test, the total potential annual revenue for AD04 in the U.S. alone is significant Note: Assumes 33% of patients genetically positive and treated; $235 per month pricing A small percentage of the potential market would make AD04 a commercial success. Patients With AUD & AD04 Target Genetics $36 Billion $2.8B $1.3B Patients seen by a health care practitioner for AUD & with AD04 Target Genetics Patients seeking treatment for AUD & with AD04 Target Genetics Patients with AUD & with AD04 Target Genetics (AD04 Target Market)

19 Chemistry, Manufacturing, & Controls (CMC) CMC is developed to commercial scale. CMC is straightforward and low - cost; drug supply for 1 st Phase 3 trial already produced. ▪ Low cost commercial supply contract in place ▪ Vendor is well - respected and already produces the drug for generic drug product manufacture ▪ Other manufacturers readily available as backups ▪ <$0.01/dose ▪ Tablets ▪ Compressed tablets already manufactured at registration scale ▪ Clinical Trial Material for 1 st Phase 3 trial already produced ▪ <$0.01/dose at commercial scale ▪ Packaging & labeling ▪ 9 - day, 18 tablet blister cards ▪ Clinical Trial Material for 1 st Phase 3 trial already packaged ▪ <$0.05/dose at commercial scale ▪ Drug stability at four years. Active Pharmaceutical Ingredient Drug Product

20 William B. Stilley, MBA, CEO. Successful deals and financings (e.g., J&J, Novartis, Santen Pharmaceuticals, Novartis Ventures, ATEL Ventures). Previously, VP Bus Dev & Strategic Projects at Clinical Data (NASDAQ: CLDA) where he transacted licensing/M&A, managed Phase 3 development, and drug manufacturing for Viibryd ® for commercial launch; COO & CFO Adenosine Therapeutics, where he led research, operations, and finance. Inventor of Stedivaze ® , a drug Phase 3 development. Captain, U.S. Marine Corps. Current Board member, Avalon GloboCare Corp. and Virginia BIO. MBA from Darden School of Business. Joseph Truluck MBA, COO/CFO. Previously, VP, Ops & Finance at Adenosine Therapeutics; Clinical Data (NASDAQ: CLDA); Beonten . MBA from Tulane. Worked with the CEO >10 years. Tomasz H. Zastawny, D.Sc., Ph.D., CDO. 25 years of pharmaceutical products development experience. CEO of ECRC, a pharmaceutical products and medical devices development advisory firm. Leadership role in planning and execution of >150 clinical trials in U.S. and internationally. Previously, VP of Drug Dev & Clinical Ops at Aveo Pharmaceuticals, VP of Drug Dev at Amrita Therapeutics, VP of R&D at Boston Therapeutics. Leadership role in approval of FOTIVDA ® (tivozanib). D.Sc. and Ph.D. Monika Z. Rogozinska, SVP Drug & Business Development. Previously, VP and Head of Portfolio, Program & Project Management at ECRC in Boston; Senior Director and Global Program Leader at EMD Serono, an affiliate of Merck KGaA , where she led the clinical development, regulatory submissions and lifecycle management of various drugs under clinical development, including Bavencio ® ( avelumab ), and where she developed with Pfizer the global development strategies and operational plans leading to a total of 30 clinical programs and nine pivotal studies. Ms. Rogozinska has also held senior clinical and operational roles with Pfizer, Covidien and Quintiles. Management Team Experienced personnel in key positions.

21 ▪ Bankole A. Johnson, D.Sc., M.D., Chairman – World - leading neuroscientist and pioneer in addictive disorders; at the University of Maryland is the Chairman of Dept. of Psychiatry, Prof. of Neurobiology, Neurology, Medicine, and Pharmacology, and the Director of the Brain Science Research Consortium Unit ▪ Kevin Schuyler, Vice Chairman & Lead Independent Director – Senior Managing Director, Cornerstone Partners, which manages public market investments for endowments, trusts, and foundations; formerly: Chief Investment Officer, The Nature Conservancy; McKinsey & Co.; Louis Dreyfus Corporation ▪ William B. Stilley, CEO ▪ Tony Goodman , – Managing Director/Founder of Keswick Group, a life science strategy firm; formerly: Chief Business Development Officer of Indivior; PRA International; Purdue Pharma. ▪ J. Kermit Anderson – CFO and VP, Cumberland Development Company; formerly with AMVEST ▪ Robin Gilliland – Principal, Keller Enterprises; formerly Director, Brunswick Group (advised on Pfizer - Wyeth, Celgene - Pharmion , and Mylan - Merck KGaA Generic deals) ▪ James W. Newman, Jr. – Life science entrepreneur, investor and board member; Chairman & President, Medical Predictive Sciences Corporation Board of Directors Good blend of leadership, finance, and life science experience.

22 Summary – Treating Addiction AD04 for Alcohol Use Disorder x Large market with unmet need x Late stage oral drug (Phase 3 ready) x Companion diagnostic to identify responders x Efficient path to regulatory approval x Low cost manufacturing x Licensed patent protection through 2032 x Indication expansion opportunities for AD04 VISION: Use AD04 as the foundation and platform product to create the world’s leading addiction related pharmaceutical company.

23 Ticker: ADIL Exchange: NASDAQ Share Price (9/19/18): $3.00 Shares Outstanding (9/19/18): 6.6M Market Cap (9/19/18): $19.7M Warrant/Option Shares (wt. avg. ex. Price: $5.79) 5.3M Debt: $350,000 Ownership by Directors, Officers, and Affiliated Entities (% shares out. / fully diluted): 38.68% / 37.30% Fiscal Year End: December 31 Key Statistics